SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

CONSTANT CONTACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 33707	04-3285398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 472-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On June 12, 2012, Constant Contact, Inc., a Delaware corporation (“Constant Contact”), SinglePlatform, Corp., a Delaware corporation (“SinglePlatform”), Match Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Constant Contact (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, also on June 12, 2012, Merger Sub was merged with and into SinglePlatform, with SinglePlatform continuing as the surviving corporation and a wholly-owned subsidiary of Constant Contact (the “Merger”). The Merger Agreement provided for a cash purchase price of $65 million, which was adjusted to reflect SinglePlatform’s working capital deficit on the acquisition date and certain other transaction expenses as provided for by the Merger Agreement, such that the cash payment at the time of closing was $63.0 million. The cash purchase price is subject to further adjustment for certain working capital adjustments, which are identified by Constant Contact within 90 days of the acquisition date. The Merger Agreement also provided for additional consideration of up to $30 million in earn-out payments based upon SinglePlatform meeting certain revenue targets through June 30, 2014, to be measured in six-month intervals. The terms of the Merger were previously reported in Constant Contact’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2012 (the “Initial Report”). In accordance with Item 9.01(a)(4) of Form 8-K, Constant Contact hereby amends and restates Item 9.01 of the Initial Report and the Exhibit Index to the Initial Report in their entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of SinglePlatform are incorporated herein by reference to Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A:

(1) Audited balance sheet of SinglePlatform as of December 31, 2011; and

(2) Audited statements of operations, changes in stockholders’ equity (deficit) and cash flows of SinglePlatform for the year ended December 31, 2011.

The report of PricewaterhouseCoopers LLP is included in Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and incorporated herein by reference.

The following unaudited financial statements of SinglePlatform are incorporated herein by reference to Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A:

(1) Unaudited balance sheet of SinglePlatform as of March 31, 2012;

(2) Unaudited statements of operations and cash flows of SinglePlatform for the three months ended March 31, 2012 and 2011; and

(3) Unaudited statement of changes in stockholders’ equity (deficit) for the three months ended March 31, 2012.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information is incorporated herein by reference to Exhibit 99.4 to this Amendment No. 1 on Form 8-K/A:

(1) Unaudited pro forma combined consolidated statement of operations of Constant Contact for the year ended December 31, 2011; and

(2) Unaudited pro forma combined consolidated statement of operations of Constant Contact for the three months ended March 31, 2012.

Constant Contact has not provided a pro forma combined consolidated balance sheet as of March 31, 2012 because the Merger is reflected in Constant Contact’s unaudited condensed consolidated balance sheet as of June 30, 2012 included in Constant Contact’s Quarterly Report on Form 10-Q for the three months ended June 30, 2012 and filed with the SEC on August 1, 2012.

(d)	Exhibits.

See Exhibit Index hereto, which is incorporated by reference into this Item 9.01 of this Amendment No. 1 on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: August 23, 2012	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 12, 2012, by and among Constant Contact, Inc., Match Acquisition Corporation, SinglePlatform, Corp. and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative (incorporated by reference to Exhibit 2.1 to Constant Contact, Inc.’s Current Report on Form 8-K (File No. 001-33707) filed with the Securities and Exchange Commission on June 13, 2012).*

23.1	Consent of PricewaterhouseCoopers LLP. #

99.1	Press Release issued by Constant Contact, Inc. on June 13, 2012, announcing entry into the Merger Agreement (incorporated by reference to Exhibit 99.1 to Constant Contact, Inc.’s Current Report on Form 8-K (File No. 001-33707) filed with the Securities and Exchange Commission on June 13, 2012).

99.2	Audited balance sheet of SinglePlatform, Corp. as of December 31, 2011 and related statements of operations, changes in stockholders’ equity (deficit) and cash flows of SinglePlatform, Corp. for the year ended December 31, 2011 and unaudited balance sheet of SinglePlatform Corp. as of March 31, 2012 and related statements of operations and cash flows for the three months ended March 31, 2012 and 2011 and statement of changes in stockholders’ equity (deficit) for the three months ended March 31, 2012.#

99.3	Report of the Independent Registered Public Accounting Firm of SinglePlatform, Corp. with respect to the audited financial statements of SinglePlatform (included in Exhibit 99.2).#

99.4	Unaudited pro forma combined consolidated statement of operations of Constant Contact, Inc. for the year ended December 31, 2011 and pro forma combined consolidated statement of operations of Constant Contact, Inc. for the three months ended March 31, 2012.#

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constant Contact, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
#	Filed herewith.